SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                January 29, 2004


                                NOXSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-17454                                       54-1118334
   ------------------------                    ---------------------------------
   (Commission file number)                    (IRS employer identification no.)

           1065 South 500 West, Bountiful, Utah                84010
         ----------------------------------------            ----------
         (Address of principal executive offices)            (Zip code)


                                 (801) 296-6976
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                   This document contains a total of 3 pages.

Item 5. Other Events.

   On January 29, 2004, NOXSO corporation released the following information:

        NOXSO CORPORATION REPORTS DEVELOPMENT OF TEPEACA PRODUCTION SITE
                     AND FACILITIES PROGRESSING ON SCHEDULE

Bountiful, UT and Tepeaca, Puebla, Mexico - January 29, 2004 NOXSO Corporation ("NOXSO") today reported that it is pleased with progress of development on the concrete production and concrete block production site in Tepeaca, Puebla, Mexico, that will be operated through its wholly-owned subsidiary, Advanced Construction & Manufacturing Technologies de Mexico S.A. de C.V. ("ACMT"). Substantial progress has been made toward completing the land development, production layout and siding, and utilities for the site. Concrete pads are being prepared for installation of production equipment. A Besser block plant is in Mexico and is expected to be available for ACMT's use and an additional manufacturing plant that produces a proprietary strengthening cement-based surface bonding product that strengthens and seals concrete block walls is ready for shipment from the United States.

The Company expects that the site should be completed and operational by mid-2004.

The twenty-acre Tepeaca Production Site is being developed to supply concrete blocks for housing contracts in the Puebla region. On January 19, 2004, ACMT was notified that an additional 600 home development is scheduled to occur in the Tepeaca area and ACMT anticipates that it will be supplying the concrete block products for the project.

ACMT reports that during the past several months of layout and development, the assistance and cooperation from local and regional community leaders for the project has been exceptional.

About NOXSO Corporation

NOXSO Corporation is seeking to become a manufacturer and producer of structural concrete building blocks and related products for residential housing units, commercial buildings and other structures where commercial conditions are expected to support the Company's mobile production facilities.

Forward Looking Statements

         This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in planned operations and future operating results due to a number of economic conditions, risks in product and technology development, the effect of the Company's accounting policies and other risk factors detailed in the Company's SEC filings. These factors and others could cause operating results to vary significantly from those in prior periods and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included on certain forms the Company files with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NOXSO CORPORATION




Date: January 29, 2004                          By /s/ Richard J. Anderson
                                                  ------------------------------
                                                   Richard Anderson
                                                   President and Director

                                       3